scansource

# Fiscal Second Quarter

2024 Earnings

"Strong cash flow and Intelisys recurring revenue growth are the highlights for our second quarter results. Our teams are navigating well through the challenging industry demand cycles."

**Mike Baur**

Chair and CEO, ScanSource, Inc.

## Key Highlights

**Achieved Strong Cash Flow in Q2 and YTD**

**Intelisys Recurring Revenue Opportunity is Compelling**

**Focus on Working Capital Efficiency Improvements**

## Diverse Portfolio of Technologies Reflect Mixed Demand

| Consolidated | Specialty Technology Solutions Segment | Modern Communications & Cloud Segment |
|---|---|---|
| **Net Sales** -13% Y/Y $885M | **STS, Net Sales** -17% Y/Y $521M | **MC&C, Net Sales** -5% Y/Y $364M |
| **Gross Profit** -13% Y/Y $101M, 11.4% margin | **STS, Gross Profit** -17% Y/Y $47M, 9.1% margin | **MC&C, Gross Profit** -9% Y/Y $54M, 14.7% margin |

© ScanSource 2024

## Second Quarter Operating Metrics

**$1.29** per share
**GAAP Diluted EPS**
+28% Y/Y

**$38.5M**, -21%Y/Y
**Adjusted EBITDA***
**4.35%**
**Adjusted EBITDA Margin***

**$63M QTR**
**Operating Cash Flow**
**$61M QTR**
**Free Cash Flow***

**$0.85** per share
**Non-GAAP Diluted EPS***
-20% Y/Y

**0.8x**
**Net Debt to**
**TTM Adjusted EBITDA**

**13.2%**
**Adjusted ROIC***
$1.3M in share repurchases

## Fiscal Year 2024 Annual Outlook updated February 6, 2024

**Net Sales**
**At least $3.5 billion**

**Adjusted EBITDA**
**At least $155 million**

**Free Cash Flow**
**At least $200 million**

**Focus on Working Capital Efficiency Improvements**

## Mid-Term Goals Mid-term: 3-to-4-year time frame

| Net Sales Growth per year | Adjusted EBITDA Margin | Adjusted ROIC | Recurring Revenue as % of Gross Profits |
|---|---|---|---|
| 5%-7.5% | 4.5%-5% | Mid Teens | Building to 30%+** |

* Non-GAAP measure; adjusted ROIC represents return on invested capital
** Accelerate organic growth with strategic acquisitions
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's second quarter fiscal year 2024 news release issued on February 6, 2024, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2024

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY24 outlook, mid-term goals, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, economic weakness and inflation, risk to our business from a cyberattack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, relationships with our key suppliers and customers or a termination or a modification of the terms under which we operate with these key suppliers and customers, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2023, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP SG&A expenses, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions and divestitures (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 3

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

## SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Consolidated, 5-Quarter Financial Summary

*($ in thousands, except per share data)*

| | Q2 FY24 | Q1 FY24 | Q4 FY23 | Q3 FY23 | Q2 FY23 | Q/Q | Y/Y |
|---|---|---|---|---|---|---|---|
| Select reported GAAP measures: | | | | | | | |
| Net sales | $ 884,792 | $ 876,305 | $ 947,149 | $ 885,519 | $1,011,241 | 1% | (13)% |
| Gross profit | $ 100,748 | $ 106,508 | $ 108,659 | $ 111,762 | $ 115,334 | (5)% | (13)% |
| *Gross profit margin %* | *11.4 %* | *12.2 %* | *11.5 %* | *12.6 %* | *11.4 %* | *(77) bp* | *(2) bp* |
| SG&A expenses | $ 66,921 | $ 75,436 | $ 74,358 | $ 70,669 | $ 69,074 | (11)% | (3)% |
| Operating income | $ 26,826 | $ 24,084 | $ 27,289 | $ 34,279 | $ 39,432 | *11%* | *(32)%* |
| *Operating income margin %* | *3.03 %* | *2.75 %* | *2.88 %* | *3.87 %* | *3.90 %* | *28 bp* | *(87) bp* |
| Net income | $ 32,726 | $ 15,432 | $ 17,095 | $ 21,221 | $ 25,734 | *112%* | *27%* |
| Diluted EPS | $ 1.29 | $ 0.61 | $ 0.68 | $ 0.83 | $ 1.01 | *111%* | *28%* |
| Select reported Non-GAAP measures: [(a)] | | | | | | | |
| Non-GAAP operating income | $ 30,621 | $ 28,478 | $ 32,806 | $ 38,449 | $ 40,724 | 8% | (25)% |
| *Non-GAAP operating income margin %* | *3.46 %* | *3.25 %* | *3.46 %* | *4.34 %* | *4.03 %* | *21 bp* | *(57) bp* |
| Non-GAAP net income | $ 21,587 | $ 18,728 | $ 19,213 | $ 24,330 | $ 26,941 | 15% | (20)% |
| Non-GAAP diluted EPS | $ 0.85 | $ 0.74 | $ 0.76 | $ 0.96 | $ 1.06 | 15% | (20)% |
| Adjusted EBITDA | $ 38,459 | $ 34,919 | $ 40,199 | $ 45,656 | $ 48,815 | 10% | (21)% |
| *Adjusted EBITDA margin %* | *4.35 %* | *3.98 %* | *4.24 %* | *5.16 %* | *4.83 %* | *36 bp* | *(48) bp* |
| Adjusted ROIC | 13.2 % | 11.1 % | 12.9 % | 14.6 % | 15.6 % | 210 bp | (240) bp |
| Operating cash flow (QTR) | $ 63,224 | $ 93,533 | $ (15,261) | $ 54,837 | $ (26,885) | | |
| Less: Capital expenditures | $ (2,549) | $ (2,315) | $ (3,431) | $ (2,286) | $ (2,504) | | |
| Free cash flow (QTR) (Non-GAAP) | $ 60,675 | $ 91,218 | $ (18,692) | $ 52,551 | $ (29,389) | | |
| Free cash flow (TTM) (Non-GAAP) | $ 185,752 | $ 95,688 | $ (44,673) | $ (108,189) | $ (131,715) | | |

[(a)] *See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.*

scansource.com 4 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

## SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Specialty Technology Solutions, 5-Quarter Financial Summary

*($ in thousands)*

| | Q2 FY24 | Q1 FY24 | Q4 FY23 | Q3 FY23 | Q2 FY23 | Q/Q | Y/Y |
|---|---|---|---|---|---|---|---|
| Net sales | $ 520,651 | $ 509,570 | $ 561,501 | $ 565,652 | $ 627,548 | 2% | (17)% |
| Gross profit | $ 47,133 | $ 49,183 | $ 51,440 | $ 57,664 | $ 56,732 | (4)% | (17)% |
| *Gross profit margin %* | *9.1 %* | *9.7 %* | *9.2 %* | *10.2 %* | *9.0 %* | *(60) bp* | *1 bp* |
| GAAP operating income | $ 13,368 | $ 11,872 | $ 14,343 | $ 19,811 | $ 19,682 | 13% | (32)% |
| *GAAP operating income %* | *2.57 %* | *2.33 %* | *2.55 %* | *3.50 %* | *3.14 %* | *24 bp* | *(57) bp* |
| Add: Intangible amortization expense | $ 1,261 | $ 1,261 | $ 1,261 | $ 1,266 | $ 1,266 | | |
| Non-GAAP operating income | $ 14,629 | $ 13,133 | $ 15,604 | $ 21,077 | $ 20,948 | *11%* | *(30)%* |
| *Non-GAAP operating income %* | *2.81 %* | *2.58 %* | *2.78 %* | *3.73 %* | *3.34 %* | *23 bp* | *(53) bp* |
| | | | | | | | |
| Reconciliation of Operating Income to Adjusted EBITDA | | | | | | | |
| GAAP operating income | $ 13,368 | $ 11,872 | $ 14,343 | $ 19,811 | $ 19,682 | 13% | (32)% |
| Plus: | | | | | | | |
| Depreciation expense | 2,144 | 1,931 | 1,954 | 1,862 | 1,873 | | |
| Intangible amortization expense | 1,261 | 1,261 | 1,261 | 1,266 | 1,266 | | |
| Interest income | 709 | 164 | 776 | 354 | 194 | | |
| Other income/(expense), net | 135 | (132) | (40) | (54) | 71 | | |
| EBITDA | 17,617 | 15,096 | 18,294 | 23,239 | 23,086 | 17% | (24)% |
| Adjustments: | | | | | | | |
| Share-based compensation expense | 1,657 | 1,512 | 1,586 | 1,867 | 2,203 | 10% | (25)% |
| Adjusted EBITDA (non-GAAP) | $ 19,274 | $ 16,608 | $ 19,880 | $ 25,106 | $ 25,289 | *16%* | *(24)%* |
| *Adjusted EBITDA (non-GAAP) %* | *3.70 %* | *3.26 %* | *3.54 %* | *4.44 %* | *4.03 %* | *44 bp* | *(33) bp* |

scansource.com 5 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

# SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

## Modern Communications & Cloud, 5-Quarter Financial Summary

*($ in thousands)*

| | Q2 FY24 | Q1 FY24 | Q4 FY23 | Q3 FY23 | Q2 FY23 | Q/Q | Y/Y |
|---|---|---|---|---|---|---|---|
| Net sales | $ 364,141 | $ 366,735 | $ 385,648 | $ 319,867 | $ 383,693 | (1)% | (5)% |
| Gross profit | $ 53,615 | $ 57,235 | $ 57,219 | $ 54,098 | $ 58,602 | (6)% | (9)% |
| *Gross profit margin %* | *14.7 %* | *15.6 %* | *14.8 %* | *16.9 %* | *15.3 %* | *(90) bp* | *(60) bp* |
| GAAP operating income | $ 14,602 | $ 12,413 | $ 14,406 | $ 14,468 | $ 19,750 | 18% | (26)% |
| *GAAP operating income %* | *4.01 %* | *3.38 %* | *3.74 %* | *4.52 %* | *5.15 %* | *63 bp* | *(114) bp* |
| Add: Intangible amortization expense | $ 2,776 | $ 2,932 | $ 2,924 | $ 2,904 | $ 2,884 | | |
| Add: Tax recovery[(a)] | $ (1,386) | $ — | $ (128) | $ — | $ (2,858) | | |
| Non-GAAP operating income | $ 15,992 | $ 15,345 | $ 17,202 | $ 17,372 | $ 19,776 | 4% | (19)% |
| *Non-GAAP operating income %* | *4.39 %* | *4.18 %* | *4.46 %* | *5.43 %* | *5.15 %* | *20 bp* | *(80) bp* |
| Reconciliation of Operating Income to Adjusted EBITDA | | | | | | | |
| GAAP operating income | $ 14,602 | $ 12,413 | $ 14,406 | $ 14,468 | $ 19,750 | 18% | (26)% |
| Plus: | | | | | | | |
| Depreciation expense | 1,077 | 1,093 | 1,117 | 1,042 | 1,034 | | |
| Intangible amortization expense | 2,776 | 2,932 | 2,924 | 2,904 | 2,884 | | |
| Interest income | 1,409 | 1,161 | 1,309 | 1,356 | 1,834 | | |
| Other income/(expense), net | 14,325 | (549) | (309) | (307) | (280) | | |
| EBITDA | 34,189 | 17,050 | 19,447 | 19,463 | 25,222 | 101% | 36% |
| Adjustments: | | | | | | | |
| Share-based compensation expense | 914 | 1,258 | 1,000 | 1,087 | 1,161 | | |
| Tax recovery[(a)] | (1,386) | — | (128) | — | (2,858) | | |
| Gain on disposal of a business | (14,533) | — | — | — | — | | |
| Adjusted EBITDA (non-GAAP) | $ 19,184 | $ 18,308 | $ 20,319 | $ 20,550 | $ 23,525 | 5% | (18)% |
| *Adjusted EBITDA (non-GAAP) %* | *5.27 %* | *4.99 %* | *5.27 %* | *6.42 %* | *6.13 %* | *28 bp* | *(86) bp* |

[(a)] *Recovery of prior period withholding taxes in Brazil*

scansource.com 6 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

## SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Net Sales, Constant Currency Excluding Acquisitions and Divestitures (Organic Growth) - QTR

*($ in thousands)*

### Net Sales by Segment:

| | Q2 FY24 | Q2 FY23 | % Change |
|---|---|---|---|
| **Specialty Technology Solutions:** | | | |
| Net sales, as reported | $ 520,651 | $ 627,548 | (17.0)% |
| Foreign exchange impact [(a)] | (886) | — | |
| Net sales, constant currency excluding divestitures (non-GAAP) | $ 519,765 | $ 627,548 | (17.2)% |
| **Modern Communications & Cloud:** | | | |
| Net sales, as reported | $ 364,141 | $ 383,693 | (5.1)% |
| Foreign exchange impact [(a)] | (4,323) | — | |
| Less: Divestitures | (1,628) | (2,170) | |
| Net sales, constant currency excluding divestitures (non-GAAP) | $ 358,190 | $ 381,523 | (6.1)% |
| **Consolidated:** | | | |
| Net sales, as reported | $ 884,792 | $ 1,011,241 | (12.5)% |
| Foreign exchange impact [(a)] | (5,209) | — | |
| Less: Divestitures | (1,628) | (2,170) | |
| Net sales, constant currency excluding divestitures (non-GAAP) | $ 877,955 | $ 1,009,071 | (13.0)% |

### Net Sales by Geography:

| | Q2 FY24 | Q2 FY23 | % Change |
|---|---|---|---|
| **United States and Canada:** | | | |
| Net sales, as reported | $ 795,382 | $ 909,221 | (12.5)% |
| **International:** | | | |
| Net sales, as reported | $ 89,410 | $ 102,020 | (12.4)% |
| Foreign exchange impact [(a)] | (5,209) | — | |
| Less: Divestitures | $ (1,628) | $ (2,170) | |
| Net sales, constant currency excluding divestitures (non-GAAP) | $ 82,573 | $ 99,850 | (17.3)% |
| **Consolidated:** | | | |
| Net sales, as reported | $ 884,792 | $ 1,011,241 | (12.5)% |
| Foreign exchange impact [(a)] | (5,209) | — | |
| Less: Divestitures | $ (1,628) | $ (2,170) | |
| Net sales, constant currency excluding divestitures (non-GAAP) | $ 877,955 | $ 1,009,071 | (13.0)% |

*(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2023 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended December 31, 2022.*

scansource.com 7 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

## SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Average Adjusted Return on Invested Capital - QTR

*($ in thousands)*

| | Q2 FY24 | Q1 FY24 | Q4 FY23 | Q3 FY23 | Q2 FY23 |
|---|---|---|---|---|---|
| **Adjusted return on invested capital (ROIC), annualized [a]** | **13.2 %** | **11.0 %** | **12.9 %** | **14.6 %** | **15.6 %** |
| Reconciliation of Net Income to Adjusted EBITDA | | | | | |
| Net income from continuing operations - GAAP | $ 32,726 | $ 15,432 | $ 17,095 | $ 21,221 | $ 25,734 |
| Plus: | | | | | |
| Interest expense | 3,359 | 5,585 | 5,564 | 5,715 | 5,060 |
| Income taxes | 7,320 | 3,715 | 6,367 | 8,692 | 10,458 |
| Depreciation and amortization | 7,258 | 7,217 | 7,255 | 7,074 | 7,057 |
| EBITDA | 50,663 | 31,949 | 36,281 | 42,702 | 48,309 |
| Adjustments: | | | | | |
| Tax recovery [b] | (1,386) | — | (128) | — | (2,858) |
| Divestiture costs | 703 | — | — | — | — |
| Cyberattack restoration costs | 441 | 201 | 1,460 | — | — |
| Share-based compensation | 2,571 | 2,769 | 2,586 | 2,954 | 3,364 |
| Gain on sale of business | (14,533) | — | — | — | — |
| **Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)** | **$ 38,459** | **$ 34,919** | **$ 40,199** | **$ 45,656** | **$ 48,815** |
| Invested Capital Calculation | | | | | |
| Equity - beginning of the quarter | $ 915,253 | $ 905,298 | $ 878,895 | $ 862,386 | $ 827,004 |
| Equity - end of quarter | 953,601 | 915,253 | 905,298 | 878,895 | 862,386 |
| Adjustments: | | | | | |
| Tax recovery, net | (640) | — | (2,100) | — | (1,886) |
| Share-based compensation, net | 1,919 | 2,068 | 1,921 | 2,191 | 2,496 |
| Acquisition and divestiture costs | 703 | — | — | — | — |
| Cyberattack restoration costs, net | 329 | 150 | 1,092 | — | — |
| Gain on sale of business | (14,533) | | — | — | — |
| Discontinued operations net income | — | — | (1,717) | — | — |
| Average equity | 928,316 | 911,385 | 891,695 | 871,736 | 845,000 |
| Average funded debt (c) | 227,688 | 352,897 | 361,792 | 398,318 | 392,853 |
| **Invested capital (denominator for Adjusted ROIC) (non-GAAP)** | **$ 1,156,004** | **$ 1,264,282** | **$ 1,253,487** | **$ 1,270,054** | **$ 1,237,853** |

*(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.*

*(b) Recovery of prior period withholding taxes in Brazil*

*(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.*

scansource.com 8 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

## SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Net Debt and Adjusted EBITDA Metrics

*($ in thousands)*

| | Q2 FY24 | Q1 FY24 | Q4 FY23 | Q3 FY23 | Q2 FY23 |
|---|---|---|---|---|---|
| Consolidated debt (Q/E) | $ 168,634 | $ 248,108 | $ 329,901 | $ 311,052 | $ 382,796 |
| Less: | | | | | |
| Cash and cash equivalents of continuing operations (Q/E) | (44,987) | (42,647) | (36,178) | (37,374) | (66,445) |
| **Net debt (Q/E)** | **$ 123,647** | **$ 205,461** | **$ 293,723** | **$ 273,678** | **$ 316,351** |
| | | | | | |
| Reconciliation of Net Income to Adjusted EBITDA | | | | | |
| Net income from continuing operations - GAAP | $ 32,726 | $ 15,432 | $ 17,095 | $ 21,221 | $ 25,734 |
| Plus: | | | | | |
| Interest expense | 3,359 | 5,585 | 5,564 | 5,715 | 5,060 |
| Income taxes | 7,320 | 3,715 | 6,367 | 8,692 | 10,458 |
| Depreciation and amortization | 7,258 | 7,217 | 7,255 | 7,074 | 7,057 |
| EBITDA | 50,663 | 31,949 | 36,281 | 42,702 | 48,309 |
| Adjustments: | | | | | |
| Acquisition and divestiture costs | 703 | — | — | — | — |
| Tax recovery [a] | (1,386) | — | (128) | — | (2,858) |
| Cyberattack restoration costs | 441 | 201 | 1,460 | — | — |
| Share-based compensation | 2,571 | 2,769 | 2,586 | 2,954 | 3,364 |
| Gain on sale of business | (14,533) | — | — | — | — |
| Adjusted EBITDA (non-GAAP) | $ 38,459 | $ 34,919 | $ 40,199 | $ 45,656 | $ 48,815 |
| | | | | | |
| **Adjusted EBITDA, TTM [b]** | **$ 159,233** | **$ 169,589** | **$ 179,945** | **$ 178,418** | **$ 176,877** |
| | | | | | |
| **Net Debt / Adjusted EBITDA, TTM** | **0.8x** | **1.2x** | **1.6x** | **1.5x** | **1.8x** |

*(a) Recovery of prior period withholding taxes in Brazil*

*(b) Adjusted EBITDA for the trailing 12-month period*

scansource.com 9 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

# SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

## Working Capital, 5-Quarter Summary

*($ in thousands)*

| | Q2 FY24 | Q1 FY24 | Q4 FY23 | Q3 FY23 | Q2 FY23 |
|---|---|---|---|---|---|
| Accounts Receivable (Q/E) | $ 662,799 | $ 691,669 | $ 753,236 | $ 684,458 | $ 779,562 |
| Days sales outstanding in receivables | 68 | 71 | 72 | 70 | 69 |
| Inventory (Q/E) | $ 575,137 | $ 656,170 | $ 757,574 | $ 752,763 | $ 761,936 |
| Inventory turns | 5.1 | 4.4 | 4.4 | 4.1 | 5.0 |
| Accounts payable (Q/E) | $ 540,642 | $ 617,594 | $ 691,119 | $ 656,688 | $ 748,662 |
| Paid for inventory days* | 15.7 | 16.8 | 17.5 | 22.7 | 10.9 |
| Working Capital (Q/E) (AR+INV-AP) | $ 697,294 | $ 730,245 | $ 819,691 | $ 780,533 | $ 792,836 |
| Cash conversion cycle | 84 | 88 | 90 | 93 | 80 |

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 February 6, 2024

ScanSource, Inc.
Earnings Infographic
Q2 FY2024

## SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

### Operating Income, Net Income & EPS - QTR

| *($ in thousands)* | Quarter ended December 31, 2023 | | | | | | |
|---|---|---|---|---|---|---|---|
| | Reported GAAP measure | Intangible amortization expense | Divestiture costs | Tax recovery, net | Gain on sale of business [(a)] | Cyberattack restoration costs | Non-GAAP measure |
| SG&A expenses | $66,921 | — | $(703) | $1,386 | — | $(441) | $67,163 |
| Operating income | 26,826 | 4,037 | 703 | (1,386) | — | 441 | 30,621 |
| Pre-tax income | 40,046 | 4,037 | 703 | (1,386) | (14,533) | 441 | 29,308 |
| Net income | 32,726 | 3,002 | 703 | (640) | (14,533) | 329 | 21,587 |
| Diluted EPS | $1.29 | $0.12 | $0.03 | $(0.03) | $(0.57) | $0.01 | $0.85 |

| *($ in thousands)* | Quarter ended September 30, 2023 | | | | | | |
|---|---|---|---|---|---|---|---|
| | Reported GAAP measure | Intangible amortization expense | Divestiture costs | Tax recovery, net | Gain on sale of business [(a)] | Cyberattack restoration costs | Non-GAAP measure |
| SG&A expenses | $75,436 | — | — | — | — | (201) | $75,235 |
| Operating income | 24,084 | 4,193 | — | — | — | 201 | 28,478 |
| Pre-tax income | 19,147 | 4,193 | — | — | — | 201 | 23,541 |
| Net income | 15,432 | 3,146 | — | — | — | 150 | 18,728 |
| Diluted EPS | $0.61 | $0.12 | — | — | — | $0.01 | $0.74 |

*(a) Reflects gain on the sale of the UK-based intY business. This transaction resulted in a capital loss for tax purposes. ScanSource did not record a tax provision on the capital loss since there were no offsetting capital gains.*

scansource.com 11 February 6, 2024

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended June 30, 2023 Reported GAAP measure Intangible amortization expense Divestiture costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $74,358 — — 128 — (1,460) $73,026 Operating income 27,289 4,185 — (128) — 1,460 32,806 Pre-tax income 23,462 4,185 — (128) — 1,460 28,979 Net income 17,095 3,126 — (2,100) — 1,092 19,213 Diluted EPS $0.68 $0.12 — $(0.08) — $0.04 $0.76 ($ in thousands) Quarter ended March 31, 2023 Reported GAAP measure Intangible amortization expense Divestiture costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $70,669 — — — — — $70,669 Operating income 34,279 4,170 — — — — 38,449 Pre-tax income 29,913 4,170 — — — — 34,083 Net income 21,221 3,109 — — — — 24,330 Diluted EPS $0.83 $0.12 — — — — $0.96 ScanSource, Inc. Earnings Infographic Q2 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 12 February 6, 2024

($ in thousands) Quarter ended December 31, 2022 Reported GAAP measure Intangible amortization expense Divestiture costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $69,074 — — $2,858 — — $71,932 Operating income 39,432 4,150 — (2,858) — — 40,724 Pre-tax income 36,192 4,150 — (2,858) — — 37,484 Net income 25,734 3,093 — (1,886) — — 26,941 Diluted EPS $1.01 $0.12 — $(0.07) — — $1.06 ScanSource, Inc. Earnings Infographic Q2 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 February 6, 2024

FY24 Annual Financial Outlook Reconciliation FY 24 Outlook GAAP operating income At least $111 million Intangible amortization $17 million Depreciation expense $12 million Share-based compensation expense $11 million Interest income and income (expense), net $4 million Adjusted EBITDA (non-GAAP) At least $155 million GAAP operating cash flow At least $210 million Less: Capital expenditures $10 million Free cash flow (non-GAAP) At least $200 million ScanSource, Inc. Earnings Infographic Q2 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 February 6, 2024